RBB BANCORP

NASDAQ: RBB

2023 Fourth Quarter Earnings Results

January 22, 2024

Disclosure Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB Bancorp ("RBB" or the "Company") and its subsidiaries.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: (1) the Bank's ability to comply with the requirements of the consent order we have entered into with the Federal Deposit Insurance Corporation ("FDIC") and the California Department of Financial Protection ("DFPI") and Innovation and the possibility that we may be required to incur additional expenses or be subject to additional regulatory action, if we are unable to timely and satisfactorily comply with the consent order; (2) the effectiveness of the Company's internal control over financial reporting and disclosure controls and procedures; (3) the potential for additional material weaknesses in the Company's internal controls over financial reporting or other potential control deficiencies of which the Company is not currently aware or which have not been detected; (4) business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the U.S. federal budget or debt or turbulence or uncertainly in domestic of foreign financial markets; (5) the strength of the United States economy in general and the strength of the local economies in which we conduct operations; (6) possible additional provisions for loan losses and charge-offs; (7) credit risks of lending activities and deterioration in asset or credit quality; (8) extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; (9) increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"); (10) compliance with the Bank Secrecy Act and other money laundering statutes and regulations; (11) potential goodwill impairment; (12) liquidity risk; (13) fluctuations in interest rates; (14) risks associated with acquisitions and the expansion of our business into new markets; (15) inflation and deflation; (16) real estate market conditions and the value of real estate collateral; (17) environmental liabilities; (18) our ability to compete with larger competitors; (19) our ability to retain key personnel; (20) successful management of reputational risk; (21) severe weather, natural disasters, earthquakes, fires; or other adverse external events could harm our business; (22) geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, including the conflicts between Russia and Ukraine and in the Middle East, which could impact business and economic conditions in the United States and abroad; (23) public health crises and pandemics, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; (24) general economic or business conditions in Asia, and other regions where the Bank has operations; (25) failures, interruptions, or security breaches of our information systems; (26) climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; (27) cybersecurity threats and the cost of defending against them; (28) our ability to adapt our systems to the expanding use of technology in banking; (29) risk management processes and strategies; (30) adverse results in legal proceedings; (31) the impact of regulatory enforcement actions, if any; (32) certain provisions in our charter and bylaws that may affect acquisition of the Company; (33) changes in tax laws and regulations; (34) the impact of governmental efforts to restructure the U.S. financial regulatory system; (35) the impact of future or recent changes in the Federal Deposit Insurance Corporation ("FDIC") insurance assessment rate of the rules and regulations related to the calculation of the FDIC insurance assessment amount; (36) the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326, "Measurement of Current Losses on Financial Instruments, commonly referenced as the Current Expected Credit Losses Model, which changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; (37) market disruption and volatility; (38) fluctuations in the Company's stock price; (39) restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; (40) issuances of preferred stock; (41) our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; (42) the soundness of other financial institutions and our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and DFPI; and (43) our success at managing the risks involved in the foregoing items and all other risks detailed from time to time in our filings with the SEC including our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K, all of which could cause actual results to differ from those set forth in the forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. You are cautioned not to place undue reliance on our forward looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

Non-GAAP Financial Measures

Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company's non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

4th Quarter 2023 | Financial Highlights

($ in thousands, except per share data)	1Q23	2Q23	3Q23	4Q23
Earnings & Profitability				
Diluted Earnings Per Share (EPS)	$0.58	$0.58	$0.45	$0.64
Net Income	$10,970	$10,949	$8,473	$12,073
Net Interest Income after Provision for Credit Losses	$32,087	$31,546	$26,190	$26,100
Net Interest Margin	3.70%	3.37%	2.87%	2.73%
Efficiency Ratio (1)	51.86%	53.80%	55.59%	49.58%
ROAA, annualized	1.12%	1.08%	0.83%	1.20%
ROTCE*, annualized	10.66%	10.33%	7.82%	11.12%
Balance Sheet & Capital				
Total Gross HFI Loans	$3,342,416	$3,195,995	$3,120,952	$3,031,861
Total Deposits	$3,151,062	$3,175,416	$3,154,072	$3,174,760
CET1 Ratio	16.33%	16.91%	17.65%	19.07%
TCE Ratio*	10.40%	10.64%	10.71%	11.06%
Tangible Book Value per Share*	$22.10	$22.40	$22.53	$23.48
Asset Quality				
(Reversal of) Provision for Credit Losses	$2,014	$380	$1,399	$(431)
Net Loan Charge-offs	$157	$580	$2,206	$109
Nonperforming loans	$26,436	$41,862	$40,146	$31,619
Allowance for loan losses (ALLL) to total loans	1.29%	1.35%	1.36%	1.38%
NPAs/Total Assets	0.66%	1.04%	0.99%	0.79%

Q423 Highlights

Net Income $12.1 million	**Diluted EPS** $0.64
TCE Ratio 11.06%	**ROTCE*** 11.12%
Net Loan to Deposit Ratio (2) 94.2%	**NIM** 2.73%
Shares Repurchased 396,374	**NPLs** $31.6 million

RBB Bancorp 皇佳商業金控

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.
(1) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision for credit losses and noninterest income.
(2) Bank net loans-to-deposit ratio is 92.7%

Strategically Managed Balance Sheet

($ in thousands, except per share data)	3/31/23	6/30/23	9/30/23	12/31/23
Cash and cash equivalents & ST investments	$ 231,303	$ 246,925	$ 331, 391	$431,973
AFS securities	293,371	391,116	354,378	318,961
HTM securities	5,722	5,718	5,214	5,209
HFS loans	---	555	62	1,911
Total gross HFI loans	3,342,416	3,195,995	3,120,952	3,031,861
Allowance for loan losses	(43,071)	(43,092)	(42,430)	(41,903)
Net HFI loans	3,299,345	3,152,903	3,078,522	2,989,958
Other assets	280,343	278,401	299,787	278,013
Total assets	**$ 4,110,084**	**$ 4,075,618**	**$ 4,069,354**	**$4,026,025**
Total deposits	$ 3,151,062	$ 3,175,416	$ 3,154,072	$3,174,760
FHLB advances	220,000	150,000	150,000	150,000
LT debt and subordinated debentures	188,504	188,703	188,903	134,085
Other liabilities	55,761	61,209	73,868	55,920
Total liabilities	**$ 3,615,327**	**$ 3,575,328**	**$ 3,566,843**	**$3,514,765**
Total shareholders' equity	**$ 494,757**	**$ 500,290**	**$ 502,511**	**$ 511,260**
Book value per share	$ 26.05	$ 26.34	$ 26.45	$ 27.47
Tangible book value per share*	$ 22.10	$ 22.40	$ 22.53	$ 23.48
Common equity ratio	9.0%	8.8%	6.7%	9.5%
Tangible common equity ratio*	10.6%	10.3%	7.8%	11.1%
Net loans to deposits ratio	104.7%	99.3%	97.6%	94.2%



Net loans to deposits ratio
$ in Millions
104.7%
99.3%
97.6%
94.2%
$3,299
$3,153
$3,079
$2,990
$3,151
$3,175
$3,154
$3,175
3/31/23
6/30/23
9/30/2023
12/31/2023
Net loans
Deposits
Net loans to deposits ratio (1)

- Cash and due from banks increased while investment securities decreased due to maturities of commercial paper
- Gross unrealized losses on AFS securities totaled $28.1 million at December 31, 2023, a $9.0 million decrease, compared to gross unrealized losses of $37.1 million at September 30, 2023
- At December 31, 2023, cash and due from banks, unpledged AFS securities, and secondary sources of liquidity represented 123% of total uninsured deposits (excluding collateralized deposits)
- Net loans to deposits ratio decreased to 94.2%
- Deposits increased while borrowings decreased
- The Company redeemed all $55.0 million of its outstanding 6.18% fixed-to-floating rate subordinated notes due December 1, 2028 at par on December 1, 2023

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.
(1) Bank level net loan to deposit ratio is 92.7%

Diversified Loan Portfolio

- Diversified across business lines

  SFR[1] - Mainly non-qualified mortgage loans

  C&I - Majority secured by assets

  SBA - Primarily SBA 7(a) loans for business acquisition or working capital

- 58% of total Loans are fixed rate and 42% are Variable rate[3]

- Annualized yield on HFI loans of 5.96% for the fourth quarter of 2023

Loan Portfolio Composition as of 12/31/23

By Business Line:



SFR[1]
49%
CRE[2]
45%
C&I
4%
SBA
2%

Business Line	($ in thousands)
SFR	$ 1,487,796
CRE & Construction and Land Development (C&D)	1,349,326
C&I	130,096
SBA	52,073
Total	3,031,860

(1) Excludes HFS Loans
(2) Includes construction and land development (C&D) loans
(3) Fixed rate loans include loans that have initial fixed rate terms prior to converting to variable rate loans

Commercial Real Estate: Office Portfolio as of December 31, 2023



LTV Distribution
$ in Thousands
$9,348
$3,840
$19,012
$1,412
$129
$8,910
<45%
45%-55%
55%-65%
65%-75%
75%-85%
>85%



Region Breakdown
($ in Thousands)
Other Regions, $8,857
NY, $1,082
NV, $59
CA, $16,032
IL, $16,620
CA
IL
Other Regions
NY
NV

- CRE Office exposure totaled $42.7 million: 3.3% of the CRE portfolio and 1.4% of total loans
- Loan-to-value (LTV) distribution:
  - Average weighted LTV ~60%
  - Over 70% of loans with LTV <65%
- Regional distribution: ~ 79% of properties located within primary service areas

Business Line Profile: CRE | Commercial & Land Development (C&D)

As of December 31, 2023:

CRE Loans

$1,167.9 million



Single Family 5.3%
Other Owner Occupied 16.6%
Other Non-Owner Occupied 28.8%
Multifamily 49.4%

C&D Loans

$181.5 million



Land Development 12.7%
Residential Construction 44.3%
Commercial Construction 43.0%

CRE and C&D Portfolio ($mm)



$281
$257
$260
$181
$1,312
$1,288
$1,183
$1,168
3/31/23
6/30/23
9/30/2023
12/31/2023
CRE Loans
C&D Loans

Residential Mortgage Portfolio as of December 31, 2023



Distribution by Geography
SoCal
NY
NorCal
IL
NJ
NV
Other
SoCal 41%
NY 46%
NorCal 6%
IL 3%
NJ 2%
NV 1%
Other 1%
$1.50 billion Residential Mortgage Loans



Distribution by LTV
<50%
50%-55%
55% - 60%
60% - 65%
65% - 70%
>70%
<50% 18%
50%-55% 8%
55% - 60% 23%
60% - 65% 7%
65% - 70% 34%
>70% 10%
$462,398
Avg. loan size
61% Avg. LTV

Business Line Profile: C&I | SBA

As of December 31, 2023:

C&I Loans

$130.1 million



Shared Nat'l Credits 2.0%
Credit Lines 98.0%

SBA Loans

$52.1 million



Unguaranteed Unsecured 2.4%
Guaranteed 9.0%
Unguaranteed Secured by RE 88.5%

C&I and SBA Portfolio ($mm)



$58.5
$156.0
$53.5
$131.5
$50.4
$127.7
$52.1
$130.1
3/31/23
6/30/23
9/30/2023
12/31/2023
C&I Loans
SBA Loans

Unguaranteed SBA Loans:

By Business:



Other Real Estate 46.3%
Gas Stations 8.1%
Hotel/Motels 45.5%

By Location:



Other 10.3%
Oregon 6.7%
Washington 7.3%
Texas 7.8%
Nevada 8.2%
California 59.6%

Deposits

Total Deposits

$3,174 million



IB Savings
6.9%
DDA
17.0%
MMA
13.0%
Time Deposits, $250,000 and under…
Time deposits, greater than $250,000
25.6%

Average Deposit Mix – QoQ Annualized

$ in millions



$2,972
$68
$137
$562
$632
$716
$857
+19%
$3,017
$63
$121
$459
$763
$913
$698
+17%
$3,141
$60
$111
$432
$710
$1,222
$606
+2%
$3,155
$55
$124
$403
$717
$1,285
$571
+3%
$3,175
$58
$162
$412
$812
$1,191
$540
4Q22
1Q23
2Q23
3Q23
4Q23
Non-interest bearing
Core Time
Non-Core Time
MMA
Interest-bearing Savings
DDA
QoQ annualized growth (%)

Uninsured Deposits ($ billions)



$1.5
$1.4
$1.3
$1.3
$1.3
50.5%
43.9%
38.6%
39.9%
38.0%
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23
Uninsured Deposits
Collateralized Deposits
Adjusted non-insured deposit (1)
Uninsured Deposits, Excluding Collateralized Deposits / Total Deposits

Average Cost of Deposits by Type

in bps



137
211
280
314
338
193
275
347
383
408
229
324
398
433
457
165
189
234
261
305
17
16
21
80
150
45
69
136
144
156
Total Deposit
IB Deposit
Time
MMA
Savings
IB Checking
4Q22
1Q23
2Q23
3Q23
4Q23

RBB BANCORP 皇佳商業金控

(1) Excludes REIT and Holdco Cash

Allowance for Credit Losses, Credit Cost Provisions and Credit Metrics



Allowance for Loan Losses (ALL)
$ in Thousands
1.29%
1.35%
1.36%
1.38%
$43,071
$43,092
$42,430
$41,903
3/31/23
6/30/23
9/30/2023
12/31/2023
ALL
ALL / HFI loans ratio



(Reversal)/Provision for Credit Losses & Net Charge-Offs
$ in Thousands
$2,014
$157
0.02%
$380
$580
0.07%
$1,399
$2,206
0.28%
($431)
$109
0.01%
1Q23
2Q23
3Q23
4Q23
(Reversal)/Provision for Credit Losses
Net Charge-offs
Net Charge-offs to average loans ratio

- The allowance for credit losses (ACL) totaled $42.5 million and included an allowance for loan losses (ALL) of $41.9 million and a reserve for unfunded commitments (RUC) of $640,000 at the end of 4Q23. This compared to the ACL of $43.1 million comprised of an ALL of $42.4 million and a RUC of $654,000 at the end of 3Q23.
- The ACL decreased $527,000 during 4Q23 due to net charge-offs of $109,000 and a reversal of provision for credit losses of $431,000.
- The $431,000 reversal of provision for credit losses in 4Q23, compared to a $1.4 million provision for credit losses in 3Q23. This $1.8 mm decrease in provision expense for the linked quarters was due to: (a) lower net charge-offs in 4Q23 compared to 3Q23, (b) improved credit quality trends, and (c) lower balances at the end of 4Q23.
- 3Q23 included a $2.2 million charge off on a single CRE loan that was paid off in 4Q23 with no additional impairment.
- The ALL as a percentage of loans held for investment was 1.38% at the end of 4Q23, compared 1.36% at the end of 3Q23.
- The ALL as a percentage of nonperforming loans was 133% at the end of 4Q23, up from 106% at the end of 3Q23.

Asset Quality Metrics: Non-Performing Assets



NPAs / Total Assets
$ in Thousands
$27,013
$42,439
$40,430
$31,619
0.66%
1.04%
0.99%
0.79%
3/31/23
6/30/23
9/30/2023
12/31/2023
Non-performing loans
OREO
NPAs / Total Assets



Non-Performing Loans By Region
NY 3.7%
Other Regions 6.2%
IL 33.29%
CA 56.9%
CA
IL
NY
Other Regions



Non-Performing Loans By Type
CRE 10,742 33%
Mortgage & Consumer 18,453 56%
C&I 3,544 11%
CRE
C&I
Mortgage & Consumer

- Non-performing assets / total assets decreased to 0.79% at 12/31/23 from 0.99% at 9/30/23 primarily due to the payoff of one CRE loan in the amount of $9.9 million and sale of one Other Real Estate Owned (OREO) property which had a net carrying value of $284,000

- Weighted average LTV of non-performing loans was 63% comprised on the following loan types:

  - CRE loans: 92% weighted average LTV
  - C&I loans: 53% weighted average LTV
  - Mortgage and consumer loans: 48% weighted average LTV

Asset Quality Metrics : Loan Classifications and Delinquencies



Special Mention Loans & Substandard Loans
$ in Thousands
$166,745
$77,716
$89,029
$98,222
$74,072
$24,150
$102,613
$71,401
$31,212
$93,933
$61,091
$32,842
3/31/23
6/30/23
9/30/2023
12/31/2023
Special Mention
Substandard



Special Mention Loans & Substandard Loans by Type
$ in Thousands
$55,646
$31,371
$24,275
$14,915
$10,822
$4,093
$23,372
$18,898
$4,474
CRE
C&I
Mortgage & Consumer
Special Mention
Substandard



30-89 days delinquent loans
$ in Thousands
$14,288
$7,242
$19,662
$16,803
3/31/23
6/30/23
9/30/2023
12/31/2023
30-89 days delinquent loans

- Substandard loans decreased $10.3 million to $61.1 million at the end of 4Q23 from $71.4 million at the end of 3Q23, due to loan paydowns of $11.0 million and upgrades to pass loans of $1.5 million, partially offset by additional substandard loans of $2.2 million, consisting primarily of single-family residential mortgages.
- Special mention loans increased $1.6 million to $32.8 million at the end of 4Q23 from $31.2 million at the end of 3Q23, due mostly to additional special mention loans of $4.4 million, consisting primarily of commercial and industrial loans, partially offset by loan paydowns of $2.7 million.

Operating Expense & Efficiency



Noninterest Expense
$ in millions
$18.91
$18.52
$16.88
$16.39
$2.34
$3.01
$1.30
$2.40
$9.86
$2.53
$2.87
$1.36
$2.43
$9.33
$2.38
$1.02
$1.32
$2.41
$9.74
$2.50
$1.29
$1.36
$2.39
$8.86
1Q23
2Q23
3Q23
4Q23
Salaries and employee benefits
Occupancy and equipment
Data processing
Legal and professional
Other



Total Revenue & Efficiency Ratio
$ in millions
51.86%
53.80%
55.59%
49.58%
$36.46
$34.42
$30.36
$33.06
1Q23
2Q23
3Q23
4Q23
Total Revenue*
Efficiency Ratio(1)

- 4Q23 noninterest expense of $16.4mm, decreased from $16.9mm in 3Q23, due mainly to the combination of lower salaries and employee benefits expenses, higher insurance and regulatory assessments due to the timing of such assessment notifications, and higher legal and other professional fees.
- Noninterest expense as a percentage of total average assets decreased to 1.63% in 4Q23 from 1.65% in 3Q23
- 4Q23 efficiency ratio[1] was 49.58%, down from 55.59% in 3Q23, mainly due to an increase in total revenue
- CDFI ERP grant revenue lowered the efficiency ratio by 875 bps



NIE / Avg Assets Ratio
$ in millions
1.93%
1.83%
1.65%
1.63%
$18.91
$18.52
$16.88
$16.39
1Q23
2Q23
3Q23
4Q23
Noninterest expense (NIE)
NIE / Avg Assets Ratio (Annualized)

RBB BANCORP 皇佳商業金控

(1) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision for credit losses and noninterest income.

Accumulation of Strong Company Capital Ratios


CET1 Capital Ratio
16.33%
16.91%
17.65%
19.07%
6.50%
6.50%
6.50%
6.50%
3/31/23
6/30/23
9/30/2023
12/31/2023
CET1 Capital Ratio
Well capitalized level


Tangible Common Equity Ratio*
10.40%
10.64%
10.71%
11.06%
3/31/23
6/30/23
9/30/2023
12/31/2023
Tangible Common Equity Ratio


Total Capital Ratio
24.58%
25.27%
26.24%
25.92%
10.00%
10.00%
10.00%
10.00%
3/31/23
6/30/23
9/30/2023
12/31/2023
Total Capital Ratio
Well capitalized level


Leverage Ratio
11.61%
11.60%
11.68%
11.99%
5.00%
5.00%
5.00%
5.00%
3/31/23
6/30/23
9/30/2023
12/31/2023
Leverage Ratio
Well capitalized level

- The Company's capital levels are higher than most peer banks
- Invested $6.7 mm in the stock buyback program with the repurchase of 396,374 shares during 4Q23
- Quarterly common stock dividend of $0.16/share, equivalent to $0.64 per share annualized
- Return on average tangible common equity of 11.12%, up from 7.82% from the prior quarter

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.

RBB BANCORP
皇佳商業金控

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliation: Pre-Provision Net Revenue

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "pre-provision net revenue." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table provides clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods:

($ in thousands)	1Q23	2Q23	3Q23	4Q23
Net interest income before provision for credit losses	$34,101	$31,926	$27,589	$25,669
Total noninterest income	2,362	2,493	2,770	7,394
Total revenue	**$36,463**	**$34,419**	**$30,359**	**$33,063**
Total noninterest expense	18,911	18,517	16,876	16,393
Pre-provision net revenue	**$17,552**	**$15,902**	**$13,483**	**$16,670**

Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

($ in thousands)	3/31/23	6/30/23	9/30/23	12/31/23
Tangible Common Equity:				
Total Shareholders' Equity	$494,757	$500,290	$502,511	$511,260
Adjustments				
Goodwill	(71,498)	(71,498)	(71,498)	(71,498)
Core Deposit Intangible	(3,481)	(3,246)	(3,010)	(2,795)
Tangible Common Equity	**$419,778**	**$425,546**	**$428,003**	**$436,967**
Tangible Assets:				
Total Assets - GAAP	4,110,084	4,075,618	4,069,354	4,026,025
Adjustments				
Goodwill	(71,498)	(71,498)	(71,498)	(71,498)
Core Deposit Intangible	(3,481)	(3,246)	(3,010)	(2,795)
Tangible Assets	**$4,035,105**	**$4,000,874**	**$3,994,846**	**$3,951,732**
Common Shares Outstanding	18,992,903	18,992,903	18,995,303	18,609,179
Tangible Common Equity to Tangible Assets Ratio	**10.40%**	**10.64%**	**10.71%**	**11.06%**
Tangible Book Value Per Share	**$22.10**	**$22.40**	**$22.53**	**$23.48**
Average Tangible Common Equity:				
Average Shareholders' Equity	$492,300	$500,062	$504,432	$505,184
Adjustments				
Goodwill	(71,498)	(71,498)	(71,498)	(71,498)
Core Deposit Intangible	(3,636)	(3,400)	(3,165)	(2,935)
Average Tangible Common Equity	**$417,166**	**$425,164**	**$429,769**	**$430,751**
Net Income Available to Common Shareholders	10,970	10,949	8,473	12,073
Return on Average Tangible Common Equity	**10.66%**	**10.33%**	**7.82%**	**11.12%**